Exhibit 10.20

Confidential Memorandum	innovation at work

Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request.
Omissions are designated by ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Date:	March 9, 2007

To:	Altairnano Management Team

From:	Alan J. Gotcher

Subject:	Altairnano 2007 Incentive Plan

The Board has approved the Altairnano 2007 Company Incentive Plan, which defines two groups of employees; the company performance targets and plan pay out against performance:

•	The Company Performance target is comprised of two financial components:
	▪	Cash at Year End:	$***	75% weight
	▪	Total Revenue:	$***	2% weight

•	There are two groups of employees in the plan. Each group has its own incentive targets:
▪
Employees at Levels 2 to 8 have 50% of Incentive Bonus based on Company Performance and 50% on Individual Performance; the Incentive Multiplier is capped at 150% for Company Performance and 110% for Individual Performance.

	▪	Employees at Levels 9 to 13 (including executive officers) have 100% of Incentive Bonus based on Company Performance; the Incentive Multiplier is capped at 150% of Company Performance.

•	Incentive Plan payout is based on performance versus variable Incentive Multiplier payout:

Confidential Information

March 9, 2007

Example 1. Company Performance is near Plan

Criteria	Objective	Actual	% Performance	% Payout

Cash at Year End	$***	$***	104%	128%
Revenue	$***	$***	100%	120%

Company Performance Incentive Bonus Payout = .75 x 104 + .25 x 100 = 103%
Payout = 126%

An employee at Level 2-8 with 100% Individual Performance would receive:
50% Incentive Bonus = Company Performance = 126% X .5 = 63% of target bonus
50% Incentive Bonus = Individual Performance = 100% X .5 = 50% of target bonus
If Target Bonus is 15%, then Total Bonus = 17% of salary

An employee at Level 9-13 would earn 126% of their Target Bonus

Example 2. Company Performance is above Plan

Criteria	Objective	Actual	% Performance	% Payout

Cash at Year End	$***	$***	115%	150%
Revenue	$***	$***	121%	162%

Company Performance Incentive Bonus Payout = .75 X 115 + .25 X 121 = 116.5%
Payout = 153%

Confidential Information

March 9, 2007

An employee at Level 2-8 with 100% Individual Performance would receive:
50% Incentive Bonus = Company Performance = 153% X .5 = 76.5% of target bonus
50% Incentive Bonus = Individual Performance = 100% X .5 = 50% of target bonus
If Target Bonus is 15%, the Total Bonus = 19% of salary

An employee at Level 9-13 would earn 153% of their Target Bonus

Altairnano Senior Executive 2007 Incentive Plan Targets

Altairnano Executive
Target Bonus
Steve Balogh Ed Dickinson Alan Gotcher Bruce Sabacky	$114,000.00 $114,000.00 $288,000.00 $114,000.00

Confidential Information